FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 61 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 52 [X]

                           MIDAS DOLLAR RESERVES, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 480-6432
              (Registrant's Telephone Number, including Area Code)

                               MONICA PELAEZ, ESQ.
                      11 Hanover Square, New York, NY 10005
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)

  X      immediately upon filing pursuant to paragraph (b) of Rule 485
----
____     on April 29, 2004 pursuant to paragraph (b) of Rule 485

____     60 days after filing pursuant to paragraph (a)(i) of Rule 485

____     on (date)pursuant to paragraph (a)(i) of Rule 485

____     75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____     on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   MIDAS FUNDS
                            Discovering Opportunities
                                [Graphic Omitted]












                             o MIDAS DOLLAR RESERVES
                   o MIDAS FUND o MIDAS SPECIAL EQUITIES FUND



This prospectus, dated April 29, 2004, contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Please keep it for future reference.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS


SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................2

PAST PERFORMANCE...............................................................3

FEES AND EXPENSES OF THE FUNDS.................................................5

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.........................5

ADDITIONAL PRINCIPAL INVESTMENT RISKS..........................................7

PORTFOLIO MANAGEMENT...........................................................8

MANAGEMENT FEES................................................................8

DISTRIBUTION AND SHAREHOLDER SERVICES..........................................8

PURCHASING SHARES..............................................................9

EXCHANGE PRIVILEGES...........................................................10

REDEEMING SHARES..............................................................10

ACCOUNT AND TRANSACTION POLICIES..............................................11

DISTRIBUTIONS AND TAXES.......................................................11

FINANCIAL HIGHLIGHTS..........................................................12

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS


What are the principal investment objectives of the Midas Funds?

MIDAS DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.


What are the principal investment strategies of the Midas Funds?

MIDAS DOLLAR RESERVES invests in money market obligations of the U.S. Government, its agencies and instrumentalities.


MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. The Fund uses futures, options, short sales, and leverage occasionally in attempting to enhance returns.


MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund may sell investments when the potential of the investment appears limited or exceeded by other investment opportunities. The Fund uses futures and leverage from time to time in seeking to enhance returns.

What are the principal risks of investing in the Midas Funds?

All of the Funds (except Midas Dollar Reserves) are subject to the risks associated with:

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.

Special Situations. Investments in emerging growth companies and special situations, such as reorganizations or liquidations, may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or that an issuer will not realize its anticipated potential.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small- cap stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the Funds should be considered long term investments and not vehicles for seeking short term profit.

Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.

Midas Fund is also subject to the risks associated with:

Precious Metals Price. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.

Mining. Resource mining by its nature involves significant risks and hazards to which this Fund is exposed. Even when a resource mineralization is discovered, there is no guarantee that the economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.


Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.


Midas Dollar Reserves is subject to the following risk: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in debt and mortgage-backed securities issued by government-sponsored enterprises, although the issuer may be chartered or sponsored by Acts of Congress, are neither insured nor guaranteed by the United States Treasury. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


                                PAST PERFORMANCE


The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indices (except in the case of Midas Dollar Reserves) and in so doing, also reflect the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the managed precious metals funds tracked by Morningstar. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. The Lipper U.S. Government Money Market Funds Average ("LMMFA") is a straight average of all money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.



   MIDAS DOLLAR RESERVES - Year-by-year total return as of 12/31 each year (%)



      3.39          4.99          4.74          4.96          4.69
      ----          ----          ----          ----          ----
      1994          1995          1996          1997          1998

      4.38          5.74          3.11          0.63          0.15
      ----          ----          ----          ----          ----
      1999          2000          2001          2002          2003

                                  Best Quarter:
                                    7/00-9/00
                                      1.54%

                                 Worst Quarter:
                                    7/03-9/03
                                      0.06%




     For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).



       Average annual total return for the periods ended December 31, 2003


                            1 Year                 5 Years              10 Years
                            ------                 -------              --------
Midas Dollar Reserves        0.15%                  2.79%                3.66%
LMMFA                        0.47%                  3.03%                3.92%

        MIDAS FUND - Year-by-year total return as of 12/31 each year (%)

           (17.27)      36.73       21.22        (59.03)    (28.44)
            -----       -----       -----         -----      -----
             1994        1995        1996          1997       1998

            (9.93)     (38.24)      13.10         61.05      43.79
             ----       -----       -----         -----      -----
             1999        2000        2001          2002       2003



                                  Best Quarter:
                                    1/96-3/96
                                     35.76%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%




      Average Annual Total Returns For the periods ended December 31, 2003


                                                                           1 Year                5 Years          10 years
                                                                           ------                -------          --------
Return Before Taxes                                                        43.79%                 7.82%           (5.21)%
Return After Taxes on Distributions                                        43.79%                 7.82%           (5.47)%
Return After Taxes on Distributions and Sale of Fund Shares                28.46%                 6.43%           (3.92)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)          28.68%                (0.53)%           11.09%
PMA (reflects no deduction for fees, expenses or taxes)                    57.55%                 21.70%           3.47%



       MIDAS SPECIAL EQUITIES FUND - Year-by-year total return as of 12/31 each year (%)




       (16.54)       40.47         1.06          5.23       (5.00)
       -------       -----         ----          ----        ----
        1994          1995         1996          1997        1998

        30.58       (21.18)      (27.82)       (10.66)       4.88
        -----        -----        -----         -----        ----
         1999         2000         2001          2002        2003



                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (26.91)%





      Average Annual Total Returns for the periods ended December 31, 2003

                                                                                       1 Year            5 Years            10 years
                                                                                       ------            -------            --------
Return Before Taxes                                                                    4.88%             (6.99)%            (1.91)%
Return After Taxes on Distributions                                                    4.88%             (7.15)%            (2.86)%
Return After Taxes on Distributions and Sale of Fund Shares                            3.17%             (5.37)%            (1.61)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)                      28.68%            (0.53)%             11.09%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)                 47.25%             7.17%              9.50%


The returns shown above include the effect of reinvesting dividends and capital gains. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Because actual after-tax returns depend on a shareholder's tax situation, returns may vary from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

                         FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................NONE
Redemption Fee within 30 days of purchase (all Funds except
Midas Dollar Reserves).....................................................1.00%

Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless an IRA or you participate in the Midas Automatic Investment Program.

Annual Fund Operating Expenses (expenses as % of average daily net assets that are deducted from Fund assets)


                                                           Distribution and                                   Total Annual Fund
                                 Management Fees         Service (12b-1) Fees        Other Expenses*          Operating Expenses
                             ------------------------  ------------------------  ------------------------  ------------------------
Midas Dollar Reserves                 0.50%                     0.25%                     1.00%                     1.75%**
Midas Fund                            1.00%                     0.25%                     1.19%                     2.44%
Midas Special Equities Fund           0.94%                     1.00%                     1.73%                     3.67%


* Includes the reimbursement by each Fund to the investment manager for accounting and other administrative services which are authorized by the Board of Directors and interest and fee expense on borrowings.
** Beginning on June 4 , 2001, the investment manager and the distributor began voluntarily reimbursing all of their fees. These voluntary reimbursements may be terminated at any time. Taking these reimbursements into account of average net assets for the fiscal year ending December 31, 2003, management fees were 0.00%, distribution and service (12b-1) fees were 0.00% and total annual Fund operating expenses were 1.00%. Commencing July 10, 2003, the Investment Manager voluntarily has absorbed certain Fund expenses so that the Fund's current one day yield equals or exceeds 0.05%. Without such voluntary absorption of expenses, the Fund's yield would have been 0.04% from July 1, 2003 to December 31, 2003. This arrangement may be discontinued by the Investment Manager at any time.



EXAMPLE:
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         One Year              Three Years              Five Years              Ten Years
                                  ----------------------  ----------------------  ---------------------- -----------------------
Midas Dollar Reserves                      $178                    $551                    $949                  $2,062
Midas Fund                                 $247                    $761                   $1,301                 $2,776
Midas Special Equities Fund                $369                  $1,123                   $1,899                 $3,924


             PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS


MIDAS DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. These issuers may be chartered or sponsored by Acts of Congress, but their securities are neither insured nor guaranteed by the United States Treasury.


     The Fund is a money market fund and as such is subject to specific Securities and Exchange Commission (SEC) rules. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions. When seeking to achieve its secondary objective of income, the Fund will normally invest in fixed income securities of issuers with investment grade ratings.


     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as restricted securities, liquidations and reorganizations.


     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------


     The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gain or loss realized on sale. The Fund pays custody costs to store its bullion and coins.


     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result. Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.


     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.


     The Fund invests in companies that are small or thinly capitalized. Such companies usually are more vulnerable than larger companies to adverse business or economic developments.


     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

MIDAS SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation. The Fund invests primarily in equity securities, often involving special situations, such as liquidations and reorganizations, and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.


     In attempting to achieve capital appreciation, the Fund may employ aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices.

     The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

Principal Risks
--------------------------------------------------------------------------------

     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

     The Fund may invest significantly in emerging companies and special situations, which include companies undergoing unusual or possibly one-time developments such as reorganizations or liquidations. These investments may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.

     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

     For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

Some additional principal risks that apply to all of the Funds (except Midas Dollar Reserves) are:

Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from purchases of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.

Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.

Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

Concentration Risk. Midas Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.

All of the Funds are subject to the principal risks associated with:

Interest Rates, Credit Risk and Call Risk of Debt Securities. Each Fund may invest in fixed-income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.


Marion E. Morris and John F. Ramirez co-manage Midas Dollar Reserves. Ms. Morris has been a Senior Vice President of the investment manager and all the Funds since 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager. Mr. Ramirez has been Vice President of Midas Dollar Reserves and Assistant Vice President of the Investment Manager since 2002.

Thomas B. Winmill has served as the portfolio manager of Midas Fund since 2002. He has been president of the investment manager since 1995 and the distributor since 1991. He also serves as president and director for the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines. He is a member of the New York Section member society of the American Institute of Mining, Metallurgical, and Petroleum Engineers, Inc.

Bassett S. Winmill has served as the portfolio manager of Midas Special Equities Fund since 1999. He is the Chief Investment Strategist of the investment manager and a member of its Investment Policy Committee. Prior to serving as portfolio manager to Midas Special Equities Fund, he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.


                                 MANAGEMENT FEES


Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Special Equities Fund pays a management fee of 1.00% on the first $10 million of average daily net assets, declining thereafter. Midas Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2003, Midas Fund, Midas Special Equities Fund and (before waivers/reimbursement) Midas Dollar Reserves paid the investment manager a fee of 1.00%, 0.94% and 0.50%, respectively, of the Fund's average daily net assets.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.

                                PURCHASING SHARES


Your price for Fund shares is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange ("Exchange")(currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the Exchange is open. Investments in Midas Dollar Reserves received before 4 p.m., eastern time, receive that day's NAV and are entitled to receive dividends commencing the next business day. The Funds' shares will not be priced on the days on which the Exchange is closed for trading If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares. Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of the Fund's transfer agent.



                              Opening Your Account

By Check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check to Investor Service Center, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments below). Checks must be payable to the order of Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
Huntington National Bank, ABA #04-40-00024; for Account 01-89215-157-7; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

                               Minimum Investments


Account Type                      Initial         Subsequent     IRA Accounts                     Initial         Subsequent
------------------------------ --------------  ----------------  ---------------------------- ---------------- -----------------
Regular                            $1,000            $100        Traditional, Roth IRA             $1,000            $100
UGMA/UTMA                          $1,000            $100        Spousal, Rollover IRA             $1,000            $100
403(b) plan                        $1,000            $100        Education Savings Account         $1,000            $100
Automatic Investment Program        $100             $100        SEP, SAR-SEP, SIMPLE IRA          $1,000            $100


Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

                       Midas Automatic Investment Program

Plan                                     Description
--------------------------------------- -----------------------------------------------------------------
Midas Bank Transfer Plan                 For making automatic investments from a designated bank account.
Midas Salary Investing Plan              For making automatic investments through a payroll deduction.
Midas Government Direct Deposit Plan     For making automatic investments from your federal employment,
                                         Social Security or other regular federal government check.


Shareholder Identification Program. The Fund will close an account within 20 business days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer's identity. The Fund's transfer agent will correspond with the shareholder to advise them, if appropriate, of why their account is being closed and the efforts conducted to attempt to verify their identity.


For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account

By Check. Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 6110, Indianapolis, IN 46206-6110 (see Minimum Investments above).

If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.


By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the same business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check and a New Technology Medallion Guaranteed Stamp (see Minimum Investments above). To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.midasfunds.com.


By Wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).


Valuations. Except for Midas Dollar Reserves, Fund investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Midas Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


                               EXCHANGE PRIVILEGES

You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.

                                REDEEMING SHARES

Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Midas Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee.

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By Mail. Write to Investor Service Center, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.


Midas Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges, with only a $250 minimum per check, through Midas Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 8 a.m. and 6 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check. Canceled checks are not returned to shareholders, although copies will be available upon request.


By Telephone or Internet. To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) to speak with an Investor Service Representative between 8 a.m. and 6 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

     For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.


     For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank. Shareholder shall incur a $10 fee per wire transfer.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone Privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative.

Redemption Fee. Each Fund (other than Midas Dollar Reserves) is designed as a long term investment, and short term trading is discouraged. If shares of any Fund (other than Midas Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase.

Accounts with Below-Minimum Balances. Your account will be charged a $20 small account fee if its value on the next to last business day of the calendar year is less than $500, unless an IRA or you participate in the Midas Automatic Investment Program. The Fund may redeem, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of any amount ($500 in the case of Midas Special Equities Fund), subject to the requirements of applicable law. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Midas Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends and capital gains, if any, are normally declared and paid annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.


Midas Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 4 p.m. eastern time are entitled to receive dividends commencing the next business day. Shares redeemed by 4 p.m. eastern time are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 8 a.m. and 6 p.m., eastern time, on business days. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.


Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                 Tax treatment
---------------------------------------------------         -------------------------------------------------------------
Income dividends                                            Ordinary income
Short term capital gains distributions                      Ordinary income
Long term capital gains distributions                       Capital gains
Sales or exchanges of shares held for more than one year    Capital gains or losses
Sales or exchanges of shares held for one year or less      Gains are treated as ordinary income; losses are subject to special rules


Distributions are generally taxable whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Normally, each January, the Fund issues tax information on its distributions for the previous year. Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets). Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS


The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.



                              MIDAS DOLLAR RESERVES

                                                                          Years Ended December 31,
                                                          --------------------------------------------------------
                                                          2003         2002         2001        2000         1999
                                                          ----         ----         ----        ----         ----
PER SHARE DATA
Net asset value at beginning of period................   $1.000       $1.000      $1.000       $1.000       $1.000
                                                         ------       ------      ------       ------       ------
Income from investment operations:
   Net investment income..............................    .002         .007        .031         .056         .043
Less distributions:
   Distributions from net investment income...........   (.002)       (.007)      (.031)       (.056)       (.043)
   Distributions from paid-in capital.................      -            -           -            -            -
                                                           ---          ---         ---          ---          --
Net asset value at end of period......................   $1.000       $1.000      $1.000       $1.000       $1.000
                                                         ======       ======      ======       ======       ======
TOTAL RETURN..........................................    0.15%        0.63%       3.11%        5.74%        4.38%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........   $18,638      $20,970     $25,991      $58,502      $64,250
Ratio of expenses to average net assets (a)(b)........     0.99%        1.09%       1.11%        0.84%        0.94%
Ratio of net investment income to average net assets (c)   0.16%        0.69%       3.51%        5.54%        4.30%


** Annualized.
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.75%, 1.84%, 1.64%, 1.09%, and 1.34%, for the years ended December 31, 2003, 2002,
2001, 2000, and 1999, respectively. (b) Ratio after transfer agent and custodian fee credits was 1.06% and 0.80% for the years ended December 31, 2001 and 2000 respectively. (c) Ratio prior to waiver by the Investment Manager and Distributor was (0.60)%, (.06)%, 2.92%, 5.29%, and 3.90% for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.


                                   MIDAS FUND

                                                                                Years Ended December 31,
                                                           -----------------------------------------------------------------
                                                           2003            2002           2001           2000           1999
                                                           ----            ----           ----           ----           ----
PER SHARE DATA*
Net asset value at beginning of period................     $1.53           $.95           $.84          $1.36          $1.51
                                                           -----           ----           ----          -----          -----
Income from investment operations:
   Net investment loss................................     (.02)           (.01)          (.01)          (.02)          (.01)
   Net realized and unrealized gain (loss)............      .69             .59            .12           (.50)          (.14)
                                                            ----            ----           ----          ------         ------
         Total from investment operations.............      .67             .58            .11           (.52)          (.15)
                                                            ----            ----           ----          ------         ------
Net asset value at end of period......................     $2.20          $1.53           $.95           $.84          $1.36
                                                           =====          =====           ====           ====          =====
TOTAL RETURN..........................................     43.79%         61.05%         13.10%        (38.24)%        (9.93)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...........    $67,123       $54,789         $38,558        $34,820        $71,820
Ratio of expenses before interest expense.............      2.27%          2.51%          2.69%          3.10%          2.55%
Ratio of expenses to average net assets (a)...........      2.44%          2.58%          2.83%          3.48%          2.81%
Ratio of net investment loss to average net assets....     (1.28)%        (.93)%         (.75)%        (2.35)%         (.80)%
Portfolio turnover rate...............................       54%            61%           109%            74%            27%


*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after transfer agent and custodian credits was 2.81%, 3.40%, and 2.73%, for the years ended December 31, 2001, 2000, and 1999, respectively.

                           MIDAS SPECIAL EQUITIES FUND

                                                                                 Years Ended December 31,
                                                             ---------------------------------------------------------------
                                                             2003           2002           2001           2000          1999
                                                             ----           ----           ----           ----          ----
PER SHARE DATA*
Net asset value at beginning of period..................    $12.91         $14.45         $20.02        $26.56         $20.34
                                                            ------         ------         ------        ------         ------
Income from investment operations:
   Net investment loss..................................     (.12)          (.15)          (.17)         (.39)          (.27)
   Net realized and unrealized gain (loss)..............      .75          (1.39)         (5.40)        (5.27)          6.49
                                                              ---          ------         ------        ------          ----
         Total from investment operations...............      .63          (1.54)         (5.57)        (5.66)          6.22
Less distributions:
   Distributions from net realized gains................       -              -              -           (.88)             -
                                                              ---            ---            ---         -------          ----
   Net increase (decrease) in net asset value...........      .63          (1.54)         (5.57)        (6.54)          6.22
                                                              ---          ------         ------        ------        ------
Net asset value at end of period........................    $13.54         $12.91         $14.45        $20.02         $26.56
                                                            ======         ======         ======        ======         ======
TOTAL RETURN............................................     4.88%        (10.66)%       (27.82)%      (21.18)%        30.58%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted).............    $18,044        $18,884        $22,695       $29,036        $41,629
Ratio of expenses before interest expense...............      3.47%          3.41%          3.37%         2.77%          2.71%
Ratio of expenses to average net assets (a).............      3.67%          3.69%          3.81%         3.44%          3.13%
Ratio of net investment loss to average net assets......     (0.99)%        (1.08)%        (1.12)%       (1.77)%        (1.44)%
Portfolio turnover rate.................................       29%            20%           102%           248%          159%


*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after transfer agent and custodian fee credits was 3.80%, 3.42%, and 3.04% for the years ended December 31, 2001, 2000, and 1999, respectively.

                                 PRIVACY POLICY


At Midas we recognize the importance of protecting the personal and financial information of Fund shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by Midas to protect Fund shareholders' privacy. Midas may obtain information about you from the following sources: Information we receive from you on applications, forms, and other information you provide to us whether in writing, by telephone, electronically or by any other means and information regarding your transactions with us, our corporate affiliates, or others. Midas does not sell Fund shareholder personal information to third parties. Midas will collect and use Fund shareholder personal information only to service shareholder accounts. This information may be used by Midas in connection with providing services or financial products requested by Fund shareholders. Midas will not disclose Fund shareholder personal information to any unaffiliated third party except as permitted or required by law. Midas takes steps to safeguard Fund shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a Fund shareholder, Midas' Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.


Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

o Annual/Semi-Annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

o Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

o    By telephone, call
         1-800-400-MIDAS (6432) to speak to an Investor Service Representative, 8:00 a.m. to 6:00 p.m., eastern time, on business days and for 24 hour, 7 day a week automated shareholder services.

o    By mail, write to:
         Midas Funds
         P.O. Box 6110
         Indianapolis, IN 46206-6110

o    By e-mail, write to:
         info@midasfunds.com

o    On the Internet, Fund documents
         can be viewed online or downloaded from:
         SEC at http://www.sec.gov, or
         Midas Funds at http://www.midasfunds.com


You can also obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (for information, call (202) 942-8090). Reports and other information about the Funds are available on the EDGAR database or the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Dollar Reserves).








                                                                      MF-C-4/04

Statement of Additional Information                    1933 Act File No. 2-57953
April 29, 2004                                        1940 Act File No. 811-2474



                           MIDAS DOLLAR RESERVES, INC.
                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)

     This Statement of Additional Information regarding Midas Dollar Reserves, Inc. (the "Fund") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated April 29, 2004. The Prospectus is available without charge upon request by calling toll-free at 1-800-400- MIDAS (6432).

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................2

THE INVESTMENT COMPANY COMPLEX.................................................3

OFFICERS AND DIRECTORS.........................................................4

PROXY VOTING...................................................................6

INVESTMENT MANAGER.............................................................6

INVESTMENT MANAGEMENT AGREEMENT................................................7

YIELD AND PERFORMANCE INFORMATION..............................................7

DISTRIBUTION OF SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE...............................................9

PURCHASE OF SHARES.............................................................9

ALLOCATION OF BROKERAGE.......................................................10

DIVIDENDS AND TAXES...........................................................10

CAPITAL STOCK INFORMATION.....................................................11

REPORTS TO SHAREHOLDERS.......................................................11

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................11

AUDITORS .....................................................................11

FINANCIAL STATEMENTS..........................................................11

APPENDIX - PROXY VOTING.......................................................12

                          THE FUND'S INVESTMENT PROGRAM

     Midas Dollar Reserves, Inc. (the "Fund") is a diversified, open-end management investment company organized as a Maryland corporation on May 6, 1974. The Fund changed its name from Dollar Reserves, Inc. on May 1, 2003. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies also permit the Fund to invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, and repurchase agreements pertaining to these securities and U.S. Government Securities, the Board of Directors has determined that the Fund shall not do so until and after 60 days' notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

     The Fund is managed to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

     Dividends from net investment income paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income taxes to the extent such income is derived from holding debt securities of the U.S. Government, its agencies or instrumentalities, the income from which is state tax exempt by Federal law. The following states currently have no state individual income tax: Alaska, Florida, Nevada, South Dakota, Texas, Washington, and Wyoming. This information is current as of the date of this Statement of Additional Information and is subject to change.

     Borrowing. The Fund may borrow money from banks, but only for temporary or emergency purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

     Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

                             INVESTMENT RESTRICTIONS

     The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities. Except for the percentage limitations referred to below in (5) with respect to borrowing, and (v) with respect to illiquid assets, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. The Fund may not:

(1) Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

(3)  Lend its assets, provided however, that the following are not prohibited:
     (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)  Borrow money, except to the extent permitted by the 1940 Act;

(6) Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

(8) Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more tha 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

     The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

     The Fund's Board of Directors has established the following non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(iii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iv) The Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(vi) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Fund or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(vii) The Fund may not purchase the securities of any investment company except
     (a) by purchase in the open market where no commission or profits to a sponsor or dealer results from such purchase provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(viii) The Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing comes to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation; and

(ix) The Fund may not purchase securities on margin except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                         THE INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Winmill & Co. Incorporated ("Winco") ("Investment Company Complex") are:

                           Foxby Corp.
                           Global Income Fund, Inc.
                           Midas Dollar Reserves, Inc.
                           Midas Fund, Inc.
                           Midas Special Equities Fund, Inc.


                             OFFICERS AND DIRECTORS

     The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Investment Manager; Investor Service Center, Inc., Distributor; Unified Fund Services, Inc., Transfer and Dividend Disbursing Agent and Fund Accountant; and, State Street Bank and Trust Company, Custodian.


     The independent directors are also members of the Audit Committee of the Board of Directors. The Audit Committee meets twice a year. The purpose of the committee is to meet with the Fund's independent auditors to review the Fund's financial reporting, external audit matters, review fees charged by the auditors and to evaluate the independence of the auditors. The committee is also responsible for recommending the selection, retention or termination of auditors and to review any other relevant matter to seek to provide the highest level of integrity and accuracy in the Fund's financial reporting.


     The Directors of the Fund, their respective offices, age and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is 11 Hanover Square, New York, NY 10005.


                                                                       Number of Portfolios in
                                                                              Investment
Name, Principal Occupation, Business Experience for                        Company Complex                Other Directorships
Past Five Years, Address, and Age                    Director Since      Overseen by Director             held by Director**
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------


--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
Independent Directors:
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
BRUCE B. HUBER, CLU, ChFC, MSFS - He is a                 1981                    3                                0
Financial Representative with New England Financial,
specializing in financial, estate and insurance
matters. His address is 215 McClees Road, Red Bank,
NJ 07701. He is 74 years old.
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------

--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
JAMES E. HUNT - He is a Managing Director of Hunt         1980                    3                                0
Howe Partners LLC executive recruiting consultants.
His address is One Dag Hammarskjold Plaza, New York,
NY 10017. He is 73 years old.
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------

--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
JOHN B. RUSSELL - He is a Director of Wheelock,           1980                    3                                0
Inc., a manufacturer of signal products, and a
consultant for the National Executive Service Corps.
His address is 334 Carolina Meadows Villa, Chapel
Hill, NC 27514. He is 81 years old.
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------

--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
Interested Directors:
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
ROBERT D. ANDERSON* - Vice Chairman. He is                1980                    3                   Winmill & Co. Incorporated
Vice Chairman and a Director of three investment
companies in the Investment Company Complex and of
the Investment Manager and its affiliates. He is a
former member of the District #12, District Business
Conduct and Investment Companies Committees of the
NASD. He is 74 years old.
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------

--------------------------------------------------  ---------------- ----------------------------  ---------------------------------
THOMAS B. WINMILL, ESQ.* - Director, Chief                1993                    5                        Bexil Corporation
Executive Officer, President, and General Counsel of                                                 Golden Cycle Gold Corporation
the Fund. He is President of the Investment Manager                                                        Tuxis Corporation
and the Distributor, and of their affiliates. He is a                                                 Winmill & Co. Incorporated
director of York Insurance Services Group, Inc.  He is
a member of the New York State Bar and the SEC Rules
Committee of the Investment Company Institute.  He is
a son of Bassett S. Winmill. He is 44 years old.
--------------------------------------------------  ---------------- ----------------------------  ---------------------------------

*Robert D. Anderson and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.
**Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act or any company registered as an investment company under the 1940 Act.


     The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

THOMAS B. WINMILL, ESQ. - Chief Executive Officer, President, and General Counsel. (see biographical information above)


BASSETT S. WINMILL - Chief Investment Strategist. He is the Chief Investment Strategist of the Investment Manager and the Chairman of the Board of one investment company in the Investment Company Complex. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father Thomas B. Winmill. He is 74 years old.

MARION E. MORRIS - Senior Vice President. She is a Senior Vice President of the Investment Manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee ("IPC") of the Investment Manager. She is 58 years old.

WILLIAM G. VOHRER - Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He joined the company in February 2001. From 1999 to 2001, he was an independent consultant specializing in accounting matters. Previously he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican securities broker/dealer. He is 53 years old.

MONICA PELAEZ, ESQ. - Chief Compliance Officer, Vice President and Associate General Counsel. She joined the company in May 2000. Previously, she was Special Assistant Corporation Counsel to the New York City Administration for Children's Services from 1998 to 2000. She is a member of the New York State Bar. She is 32 years old.

JOHN F. RAMIREZ - Vice President. He is also Assistant Vice President of the Investment Manager since 2002. He joined the company in 2000. He was the Compliance Assistant for the Investment Complex and its affiliates. He is 27 years old.

     The following table presents certain information regarding the beneficial ownership of the Fund's shares as of December 31, 2003 by each Director of the Fund owning shares on such date.




                                                                              Aggregate Dollar Range of Equity
                                                                          Securities in All Registered Investment
                                     Dollar Range of Equity Securities       Companies Overseen by Director in
Name of Director                                in the Fund                      Investment Company Complex
----------------------------------- -----------------------------------  ------------------------------------------

----------------------------------- -----------------------------------  ------------------------------------------
Independent Directors:
----------------------------------- -----------------------------------  ------------------------------------------
James E. Hunt                                      None                                $10,001-$50,000
----------------------------------- ----------------------------------  -------------------------------------------
Bruce B. Huber                                     None                                      N/A
----------------------------------- ----------------------------------  -------------------------------------------
John B. Russell                                 $1-$10,000                             $10,001-$50,000
----------------------------------- ----------------------------------  -------------------------------------------

----------------------------------- ----------------------------------  -------------------------------------------
Interested Directors:
----------------------------------- ----------------------------------  -------------------------------------------
Robert D. Anderson                           $10,001-$50,000                            over $100,000
----------------------------------- ----------------------------------  -------------------------------------------
Thomas B. Winmill                               $1-$10,000                              over $100,000
----------------------------------- ----------------------------------  -------------------------------------------

     As of December 31, 2003, no independent director owned beneficially or of record any securities in the Fund's investment adviser or principal underwriter or in any person controlled by, under common control with, or controlling such investment adviser or principal underwriter.

     In considering approval of the continuance of the Investment Management Agreement, the directors reviewed, among other things, the expenses incurred by the Investment Manager in managing the Fund, the quality of the service provided by, and the investment performance of the Funds under the direction of the Investment Manager and the personnel that had been performing such services. The directors also considered the following factors: (1) the nature, quality and scope of services provided by the Investment Manager to the Fund; (2) the Investment Manager's capacity to continue to provide the advisory services currently being performed and other factors which would affect positively or negatively the continuation of those services; (3) the fairness of the contract terms; (4) the extent to which economies of scale, if available, have been taken into account in setting the fee schedule; (5) the existence of any potential direct or indirect benefit the Investment Manager might receive from its management of the Fund; (6) the comparison of the advisory fees to those of similar funds; and (7) the profitability of investment advisory business and related revenues to the Investment Manager.

Compensation Table

                                                  Pension or               Estimated
                               Aggregate          Retirement Benefits      Annual             Total Compensation From Fund and
                               Compensation       Accrued as Part of       Benefits Upon      Investment Company Complex Paid
Name of Person, Position       From Fund          Fund Expenses            Retirement         to Directors
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------
Bruce B. Huber, Director       $3,166.66          None                     None               $15,500 from 3 Investment Companies
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------
James E. Hunt, Director        $3,166.66          None                     None               $15,500 from 3 Investment Companies
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------
John B. Russell, Director      $3,166.66          None                     None               $15,500 from 3 Investment Companies
-----------------------------  ------------------ -----------------------  ------------------ --------------------------------------

     Information in the above table is based on fees paid during the year ended December 31, 2003. The number of Funds shown is as of December 31, 2003.

     No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of March 31, 2004, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of March 31, 2004, RMJP Co., 458 North Apple Tree Lane, Lafayette Hill, PA 19444-2602 owned of record 5.34% of the Fund's outstanding shares.


     The Fund, the Investment Manager and Investor Service Center, Inc. (the Fund's distributor) each has adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Fund.


                                  PROXY VOTING

     The Fund's Board of Directors has delegated the Fund's obligation to vote proxies, as described in the Fund's proxy voting policies and procedures, to an independent third party voting service. The Fund has retained the right to override the delegation to the independent third party voting service on a case by case basis. With respect to a vote upon which the Fund overrides the third party voting service delegation, to the extent that such vote presents a conflict of interest with management, the Fund will disclose such conflict to, and obtain consent from, the Fund's Independent Directors or a committee thereof, prior to voting. With respect to a vote upon which the Fund overrides the third party voting service delegation that vote does not present a conflict of interest with management, the Fund will vote the proxies in accordance with the Amended Proxy Voting Policies and Procedures attached to this Statement of Additional Information ("SAI") as Appendix - Proxy Voting.

     In addition, for the one year period that will end June 30, 2004, the Fund will make available information regarding how the Fund voted proxies relating to its portfolio securities to shareholders without charge, upon request by calling the Fund toll-free at 1-800-472-4160 or on the Fund's website at http://www.midasfunds.com and on the SEC's website at http://www.sec.gov.


                               INVESTMENT MANAGER

     The Investment Manager, a subsidiary of Winco, acts as general manager of the Fund, and is responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. Winco's other principal subsidiaries include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, and CEF Advisers, Inc., a registered investment adviser.

     Winco is a publicly owned company whose securities are listed on the Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill, an affiliated person of the Fund, may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winco's voting stock and, therefore, of the Investment Manager.

         Listed below are affiliated persons of the Fund who are also affiliated persons of the Investment Manager. The capacities by which they are affiliated are also included.

            Affiliated Persons of the Fund and the Investment Manager


Affiliated Person      Position(s) with Fund                                    Position(s) with Investment Manager
-----------------      ---------------------                                    -----------------------------------
Thomas B. Winmill      Director, CEO, President, General Counsel, Chairman      Director, CEO, President, Chairman IPC,
                       IPC                                                      Portfolio Manager
Bassett S. Winmill     Chief Investment Strategist                              Chief Investment Strategist, Control Person,
                                                                                Portfolio Manager
Robert D. Anderson     Director, Vice Chairman                                  Director, Vice Chairman
Marion E. Morris       Senior Vice President                                    Senior Vice President, Portfolio Manager

William G. Vohrer      Vice President, CFO, Treasurer                           Vice President, CFO, Treasurer
Monica Pelaez          Vice President, CCO, Secretary, Associate General        Vice President, CCO, Secretary, Associate
                       Counsel                                                  General Counsel
John F. Ramirez        Vice President                                           Assistant Vice President

                         INVESTMENT MANAGEMENT AGREEMENT


     Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto. As compensation for its services to the Fund, the Investment Manger receives an annual fee of 0.50% of the Fund's average daily net assets. For the fiscal years ended December 31, 2001, 2002 and 2003, the Investment Manager received, $216,005, $118,782 and $100,330, respectively, in management fees from the Fund and waived $169,854, $118,782 and $100,330, respectively, of such fees to improve the Fund's yield.


     The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.


     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the Fund's account, and the Investment Manager's costs to render such services shall be reimbursed by the Fund subject to examination by those Directors of the Fund who are not "interested persons" of the Investment Manager or any affiliate thereof. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund reimbursed the Investment Manager $55,740, $30,534 and $41,670, respectively, for such services.


     The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Fund or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.


     Winco has granted the Fund a non-exclusive license to use various service marks including "Midas" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winco. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.


                        YIELD AND PERFORMANCE INFORMATION


     The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Yield will fluctuate and, although the Fund is managed to maintain a net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Consequently, quotations of yield should not be considered as representative of what the Fund's yield may be for any specified period in the future. Since performance will vary, these results are not necessarily representative of future results. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to December 31, 2003 may vary substantially from those shown below. An investment in the Fund is neither insured nor guaranteed by the U.S. Government as is a bank account or certificate of deposit.


     The Fund's yield used in advertisements, sales material and shareholder communications, may be calculated in two ways in order to show Current Yield and Effective Yield, in each case to two decimal places. To obtain the Fund's yield, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432).

     Current Yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Effective Yield is the annualized current yield which is compounded by assuming the current income to be reinvested.


     Set forth below is the Fund's Current Yield and Effective Yield for the seven calendar days ended December 31, 2003.

                  Current Yield     0.11%
                  Effective Yield   0.11%


     Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured, since an investment in the Fund is not insured and its yield is not guaranteed. Yield for a prior period should not be considered a representation of future performance, which will change in response to fluctuations in interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.


                             DISTRIBUTION OF SHARES

     Pursuant to a Distribution Agreement, Investor Service Center, Inc. (the "Distributor") acts as the principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities.

     In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not "interested persons" of the Fund.

     With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Fund's shares. Bassett S. Winmill, an interested person of the Fund, owns 100% of the voting securities of Winco. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other funds in the Investment Company Complex at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

     It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining a fund's viability. In periods of net sales, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and impair the Fund's ability to maintain a high level of quality shareholder services.

     The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or "interested person" of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.


     The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, postage, dealer payments, and in-bound call center. The Distributor is currently reimbursing the Fund for all expenses incurred by the Distributor. Accordingly, of the amounts paid by the Fund to the Distributor during the Fund's fiscal year ended December 31, 2003, representative amounts approximating $715 was for advertising, $13,485 for printing and mailing prospectuses and other information to other than current shareholders, $23 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, $26,679 for compensation of sales personnel, and $9,276 for other miscellaneous expenses, including allocated occupancy and telephone expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures, $57,560, incurred by the Distributor in performing services pursuant to the Plan for such period and then applying such ratio to the total amount of compensation, $50,165, paid by the Fund and voluntarily waived by the Distributor pursuant to the Plan for such period.


                        DETERMINATION OF NET ASSET VALUE


     The Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading ("Business Day"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at prices that might not be desirable.


     The Fund's board has established procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's holdings by the Investment Manager, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service"). The Service values the Fund's investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.


                               PURCHASE OF SHARES

     The Fund will only issue shares upon payment of the purchase price by check made payable to the Fund's order in U.S. dollars and drawn on a U.S. bank, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder. Second and third party checks, credit cards, and cash will not be accepted. No share certificates will be issued. Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of the Fund or its transfer agent. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. The Fund makes no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax or internet. The Fund retains discretion to curtail market timing and prohibit such practices. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee. Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund's prospectus. The Fund may redeem, at any time, at current net asset value all shares owned or held by any one shareholder having an aggregate current net asset value of any amount, subject to the requirements of applicable law. Individual Retirement Account (IRA) shareholders will not bear the expense of the custodian for such accounts. The expense of the custodian for IRA accounts will be borne by the Fund as a whole.

                            ALLOCATION OF BROKERAGE


     Under present investment policies, the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.


     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.

     Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer's furnishing of such services.

     Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

     The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winco, the parent of the Investment Manager.

                               DIVIDENDS AND TAXES

     Dividends. All of the net income of the Fund is declared daily as dividends to shareholders of record as of the close of regular trading on the NYSE each Business Day. Net income of the Fund (during the period commencing at the time of the immediately preceding dividend declaration) consists of accrued interest or earned discount (including both original issue and market discounts) on the assets of the Fund for so long as the Fund utilizes the amortized cost method of valuing portfolio securities, less the estimated expenses of the Fund plus or minus all realized gains or losses on the Fund's portfolio securities applicable to that period. The Fund's net income is determined by the Custodian on a daily basis as of the close of regular trading on the NYSE on each Business Day (see "Determination of Net Asset Value").

     If the Fund incurs or anticipates any unusual expense, loss or depreciation that could adversely affect its income or net asset value, the Fund's Board of Directors would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of then prevailing circumstances. For example, under such unusual circumstances the Directors might reduce or suspend declaration of daily dividends in order to prevent to the extent possible the per share net asset value of the Fund from being reduced below $1.00. Thus, such expenses or losses or depreciation may result in shareholders receiving less income.

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Taxes. The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities and
(2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.


     The Fund receives income in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of the Fund, constitutes a portion of its net investment income from which dividends may be paid. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g. foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                            CAPITAL STOCK INFORMATION

     The Fund has authorized capital of one billion shares of common stock, par value $0.01 per share. The Fund may issue additional series of shares. Currently, the Fund offers only one class of shares, but its Board of Directors is authorized to create additional classes and series.

     Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of the fund are fully paid and non-assessable and have no preemptive or conversion rights. Shares may be redeemed from the Fund at their then current net asset value on any day that the Fund is open for business.

     There will be no annual meeting of stockholders for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board, the president, or the co-president deems appropriate; or (c) as called by the secretary upon the written request of not less than 25% of all shares entitled to vote at such meeting, provided that (i) the stockholders' request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian"), has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as the Fund's Transfer and Dividend Disbursing Agent and performs accounting services for the Fund.

     The Fund and/or the Distributor has entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Fund participates in various "no transaction fee" programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to the Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Directors.

                                    AUDITORS


     Tait, Weller & Baker ("Tait Weller"),1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the Fund's independent accountant. Tait Weller audits the Fund's financial statements annually.


                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the fiscal year ended December 31, 2003, together with the Report of the Fund's independent accountant thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                             APPENDIX - PROXY VOTING

                  Amended Proxy Voting Policies and Procedures

                           Midas Dollar Reserves, Inc.

Midas Dollar Reserves, Inc. (the "Fund") delegates the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS (see attached) are incorporated by reference herein as the Fund's proxy voting policies and procedures, as supplemented by the terms hereof. The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser or any affiliated person of the Fund's Investment Manager, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors (1), or a committee thereof, prior to voting the proxy.





         January 1, 2004

--------
1 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

                                   ADDENDUM -
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

                           BOARD AND GOVERNANCE ISSUES

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.


Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.


Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.


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Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

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We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.

January 1, 2004

ISS Proxy Voting Guidelines

Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who: o Attend less than 75 percent of the board and committee meetings without a valid excuse o Implement or renew a dead-hand or modified dead-hand poison pill o Ignore a shareholder proposal that is approved by a majority of the shares outstanding o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years o Failed to act on takeover offers where the majority of the shareholders tendered their shares o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees o Are audit committee members and the non-audit fees paid to the auditor are excessive.
o Are inside directors or affiliated outside directors and the full board is less than majority independent o Sit on more than six boards
o Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation). In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications


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Vote CASE-BY-CASE on proposals that establish or amend director qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following: Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties o Two-thirds independent board o All- independent key committees o Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry o Management's track record o Background to the proxy contest
o Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors

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of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: o Purchase price o Fairness opinion o Financial and strategic benefits
o How the deal was negotiated o Conflicts of interest o Other alternatives for the business o Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors: o Impact on the balance sheet/working capital o Potential elimination of diseconomies o Anticipated financial and operating benefits o Anticipated use of funds o Value received for the asset o Fairness opinion o How the deal was negotiated o Conflicts of interest.


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Bundled Proposals

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy

Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY- CASE basis, taking into consideration the following: o Dilution to existing shareholders' position o Terms of the offer o Financial issues o Management's efforts to pursue other alternatives o Control issues o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: o The reasons for the change o Any financial or tax benefits o Regulatory benefits
o Increases in capital structure o Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk. Liquidations Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following: o Prospects of the combined company, anticipated financial and operating benefits

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o Offer price
o Fairness opinion
o How the deal was negotiated o Changes in corporate governance o Change in the capital structure o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: o Tax and regulatory advantages o Planned use of the sale proceeds o Valuation of spinoff o Fairness opinion o Benefits to the parent company o Conflicts of interest o Managerial incentives o Corporate governance changes o Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail


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Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: o It is intended for financing purposes with minimal or no dilution to current shareholders o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.



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Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), o Cash compensation, and o Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.
Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.
Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans that do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.


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Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following: o Historic trading patterns o Rationale for the repricing o Value-for-value exchange o Option vesting o Term of the option o Exercise price o Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o The number of shares allocated to the plan is ten percent or less of the outstanding shares Vote AGAINST employee stock purchase plans where any of the following apply: o Purchase price is less than 85 percent of fair market value, or o Offering period is greater than 27 months, or o The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options) o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following: o The parachute should be less attractive than an ongoing employment opportunity with the firm o The triggering mechanism should be beyond the control of management o The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), o The availability and feasibility of alternatives to animal testing to ensure product safety, and o The degree that competitors are using animal- free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless: o The company has already published a set of animal welfare standards and monitors compliance o The company's standards are comparable to or better than those of peer firms, and o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account: o Whether the proposal focuses on a specific drug and region o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending o Whether the company already limits price increases of its products o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries o The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account: o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs o Any voluntary labeling initiatives undertaken or considered by the company.
Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account: o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees o The company's existing healthcare policies, including benefits and healthcare access for local workers o Company donations to healthcare providers operating in the region Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
o The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations o The company's initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account: o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices o Whether the company has adequately disclosed the financial risks of its subprime business o Whether the company has been subject to violations of lending laws or serious lending controversies o Peer companies' policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke: o Whether the company complies with all local ordinances and regulations o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness o The risk of any health-related liabilities.
Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations o Whether the company has gone as far as peers in restricting advertising o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth o Whether restrictions on marketing to youth extend to foreign countries o Cease production of tobacco-related products or avoid selling products to tobacco companies: o The percentage of the company's business affected o The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business. Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account: o Whether there are publicly available environmental impact reports o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills o The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills o Environmentally conscious practices of peer companies, including endorsement of CERES o Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents: o Approximate costs of complying with current or proposed environmental laws o Steps company is taking to reduce greenhouse gasses or other environmental pollutants o Measurements of the company's emissions levels o Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: o The nature of the company's business and the percentage affected o The extent that peer companies are recycling o The timetable prescribed by the proposal o The costs and methods of implementation o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: o The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources o The timetable and specific action prescribed by the proposal o The costs of implementation o The company's initiatives to address climate change Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as: o A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or o A report based on Global Reporting Initiative (GRI) or similar guidelines.
Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless: o The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or o The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed o The degree that social performance is used by peer companies in setting pay o Violations or complaints filed against the company relating to the particular social performance measure o Artificial limits sought by the proposal, such as freezing or capping executive pay o Independence of the compensation committee o Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as: o The company is in compliance with laws governing corporate political activities, and o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions.
Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on: o The nature and amount of company business in that country o The company's workplace code of conduct o Proprietary and confidential information involved o Company compliance with U.S. regulations on investing in the country o Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered: o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent o Agreements with foreign suppliers to meet certain workplace standards o Whether company and vendor facilities are monitored and how o Company participation in fair labor organizations o Type of business o Proportion of business conducted overseas o Countries of operation with known human rights abuses o Whether the company has been recently involved in significant labor and human rights controversies or violations o Peer company standards and practices o Union presence in company's international factories Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations o The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account: o Company compliance with or violations of the Fair Employment Act of 1989 o Company anti-discrimination policies that already exceed the legal requirements o The cost and feasibility of adopting all nine principles o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles) o The potential for charges of reverse discrimination o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted o The level of the company's investment in Northern Ireland o The number of company employees in Northern Ireland o The degree that industry peers have adopted the MacBride Principles o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account: o Whether the company has in the past manufactured landmine components o Whether the company's peers have renounced future production Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o What weapons classifications the proponent views as cluster bombs o Whether the company currently or in the past has manufactured cluster bombs or their components o The percentage of revenue derived from cluster bomb manufacturing o Whether the company's peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on: o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption o Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or o The board already reports on its nominating procedures and diversity initiatives.
Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account: o The degree of board diversity o Comparison with peer companies

o Established process for improving board diversity o Existence of independent nominating committee o Use of outside search firm o History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: o The company has well-documented equal opportunity programs o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has no recent EEO-related violations or litigation. Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless: o The composition of senior management and the board is fairly inclusive o The company has well-documented programs addressing diversity initiatives and leadership development o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                           MIDAS DOLLAR RESERVES, INC.

Part C. Other Information

Item 23. Exhibits


(a)  (1)  Amended and Restated Articles of Incorporation. (1)

     (2)  Articles of Amendment. (2)

     (3)  Articles Supplementary. (2)

(b)  (1)  Amended By-Laws. (3)

(c)  (1)  Amended and Restated Articles of Incorporation. (1)

     (2)  Articles of Amendment. (2)

     (3)  Articles Supplementary. (2)

     (4)  Amended By-Laws. (3)

(d)  Form of Investment Management Agreement. (2)

(e)  (1)  Form of Distribution Agreement. (1)

     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc. (1)

(f)  Not applicable.

(g)  (1)  Form of Custody Agreement. (4)

(h) (1) Form of Transfer Agency and Investment Accounting Agreement with Unified Fund Services, Inc. (4)

     (2)  (i)  Committted Credit Facility Agreement filed herein as
               Exhibit 23(h)(2)(i).

          (ii) Uncommittted Credit Facility Agreement filed herein as
               Exhibit 23(h)(2)(ii).

     (3)  Form of Securities Lending Authorization Agreement. (5)

     (4)  Form of Segregated Account Procedural and Safekeeping Agreement. (5)

     (5)  Form of Retirement Plan Custodial Services Agreement. (1)


(i) Opinion and Consent of Counsel as to Legality of Securities Being Registered filed herein as Exhibit 23(i).

(j)  Accountants Consent filed herein as Exhibit 23(j).

(k)  Not applicable.

(l)  Not applicable.

(m)  Plan of Distribution. (1)

(n)  Not applicable.

(p)  Amended Code of Ethics filed herein as Exhibit 23(p).

(1) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 51 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on October 26, 1995.

(2) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 56 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on July 12, 1999.

(3) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 58 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on May 1, 2001.

(4) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 59 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on April 22, 2002.

(5) Incorporated herein by reference to the corresponding exhibit to Post-Effective Amendment No. 54 to the registration statement of Dollar Reserves, Inc., SEC file number 2-57953, filed on September 3, 1998.

Item 24. Persons Controlled by or under Common Control with Registrant

     Not  applicable.

Item 25. Indemnification

     The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

     Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages;
(2) require the Registrant to indemnify and advance expenses as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

     Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

     Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

     Midas Management Corporation (the "Investment Manager") is a wholly-owned subsidiary of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco"). Winco is also the parent of CEF Advisers, Inc. ("CEF"), a registered investment adviser and Investor Service Center, Inc., the Fund's distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Equities Fund, Inc. CEF serves as investment manager to Global Income Fund, Inc. and Foxby Corp.

     In addition, Thomas B. Winmill, Esq. is (i) Director, Chief Executive Officer, President of and General Counsel to the Fund; (ii) President of Midas Management Corporation (the Fund's investment manager), Investor Service Center, Inc. (the Fund's distributor and a registered broker-dealer) and their affiliates; (iii) a director of York Insurance Services Group, Inc., 99
Cherry Hill Road, Parsippany, NJ; (iv) a director of Golden Cycle Gold Corporation, 1515 South Tejon Street, Colorado Springs, CO 80906; (v) President and a director of Bexil Corporation, 11 Hanover Square, New York, NY 10005; and
(vi) General Counsel and director of Tuxis Corporation, 11 Hanover Square, New York, NY 10005.

Item 27. Principal Underwriters

a) Investor Service Center, Inc. ("Service Center") serves as principal underwriter of Midas Dollar Reserves, Inc., Midas Fund, Inc. and Midas Special Equities Fund, Inc.

b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal         Position and Offices with Service Center   Position and Offices
Business Address                                                      with Registrant
------------------------------------------------------------------------------------------------------
Thomas B. Winmill          Director, President, Chief Executive       Director, President, Chief
11 Hanover Square          Officer and General Counsel                Executive Officer and General
New York, NY 10005                                                    Counsel

Bassett S. Winmill         Not Applicable                             Chairman
11 Hanover Square
New York, NY 10005

Robert D. Anderson         Representative                             Vice Chairman
11 Hanover Square
New York, NY 10005

William G. Vohrer          Director, Vice Chairmant, Vice             Vice President, Treasurer, Chief
11 Hanover Square          President, Treasurer, Chief                Accounting Officer, Chief
New York, NY 10005         Accounting Officer, Chief                  Financial Officer
                           Financial Officer

Marion E. Morris           Not Applicable                             Senior Vice President
11 Hanover Square
New York, NY 10005

Monica Pelaez              Vice President, Chief Compliance           Vice President, Chief
11 Hanover Square          Officer, Secretary and Associate General   Compliance Officer, Secretary
New York, NY 10005         Counsel                                    and Associate General Counsel

John F. Ramirez            Representative                             Vice President
11 Hanover Square
New York, NY 10005

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

     The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204 (the offices of the Registrant's Transfer Dividend Disbursing Investment Accounting Services Agent).

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 29th day of April 2004.


                           MIDAS DOLLAR RESERVES, INC.

                              /s/Thomas B. Winmill
                              ---------------------
                              By: Thomas B. Winmill
                                    President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Bassett S. Winmill       Chairman                           April 29, 2004
----------------------
    Bassett S. Winmill

/s/ Robert D. Anderson       Vice-Chairman                      April 29, 2004
----------------------
    Robert D. Anderson

/s/ Thomas B. Winmill        Director, President, Chief         April 29, 2004
---------------------        Executive Officer and General
    Thomas B. Winmill        Counsel

/s/ William G. Vohrer        Treasurer, Chief Accounting        April 29, 2004
---------------------        Officer, Chief Financial Officer
    William G. Vohrer

/s/ Bruce B. Huber           Director                           April 29, 2004
------------------
    Bruce B. Huber

/s/ James E. Hunt            Director                           April 29, 2004
-----------------
    James E. Hunt

/s/ John B. Russell          Director                           April 29, 2004
-------------------
    John B. Russell

                                  EXHIBIT INDEX


EXHIBIT

(h)(2)(i)       Committed Credit Facility Agreement.

(h)(2)(ii)      Uncommitted Credit Facility Agreement.

(i)             Opinion and Consent of Counsel as to Legality of Securities
                Being Registered.

(j)             Accountant's Consent.

(p)             Amended Code of Ethics.